GENERAL RE- NEW ENGLAND ASSET MANAGEMENT, INC.

                        Investment Management Agreement

     This Agreement is made as of the 15th day of April, 1997, between

1. GENERAL RE-NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ( "Manager"); and

2. PENN-AMERICA INSURANCE COMPANY and its subsidiary PENN-STAR INSURANCE COMPANY, corporations organized under the laws of the State of Pennsylvania ("Client").

     WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below);

     NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

Section 1. The Account

     The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Schedule A. Assets may be added to the Account at any time with the consent of the Manager. The Account will include these assets and any changes in them resulting from transactions directed by Manager, withdrawals made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

     Assets placed in the Account by Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager will include these assets in its periodic reports to Client, but will exclude their value from the Account in calculating Manager's fees.

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Section 2. Management of the Account

     Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received and agreed to them in writing. Other than by the Investment Guidelines and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner, except by operation of law.

     Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

     Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

     Client appoints Manager as its true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client and to do and perform all and every act and thing whatsoever requisite in furtherance of the brokerage accounts and this Agreement, including the execution of all writings related for the purchase or sale (including short sales), assignments, transfers and ownership of any stocks, bonds, commodities, or other derivatives or securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

     Effective as of January 1, 1997, and until further notice, Manager will assist Client in preparing Client's statutory Schedule D. Client acknowledges that Manager will provide accounting data according to Manager's standard interpretation of accounting principles, unless expressly instructed otherwise by Client's prior written notice.

Section 3. Transactions for the Account

     Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

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     Manager  may also send  transactions  for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

     If Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Clients order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders. If Manager cannot obtain execution of the combined orders at prices or for transaction costs that Manager believes to be desirable, Manager will allocate the securities purchased or sold as part of the combined order by following its order allocation procedures.

     Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients pro rata in proportion to the size of the order placed for each client. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price for all transactions executed as part of the combined order and will pay its pro rata share of the transaction costs.

     If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

     Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

     Client has the right to withdraw cash at any time with prior written notice to the Manager.

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Section 4. Transaction Confirmations

     Manager  will   instruct   the  brokers,   dealers  or  banks  who  execute
transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive individual confirmations, this box should be checked. []

     Client may elect to receive individual confirmations at any time by giving Manager written notices.

Section 5. Custody of Account Assets

     The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

     Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

     Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

Section 6. Reports to Client

     Manager will send Client at least monthly and annually written reports showing the identity, cost, and current market value of the assets in the Account, each transaction made for the Account during the period covered by the report, and the Account's performance. Reports will be provided for each Client company portfolio, as well as all Client companies, on a consolidated basis.

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Section 7. Account Valuation

     Manager will value the securities in the Account that are listed and traded on a national securities exchange or on NASDAQ on the valuation date at the closing price on the principal market where the securities are traded. Manager will value other securities or investments in the Account in a manner that Manager believes in good faith reflects their fair market value. Where the market value of any security is not readily available, Client and the Manager will each choose one broker dealer and the market value will be deemed to be the average of the values determined by the two broker dealers.

Section 8. Manager's Fees

     For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets on a consolidated portfolio basis in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A. In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.

     Client agrees to pay Manager's fees as follows:

     [x] The Custodian will deduct the fees from Client's Account and pay them to Manager each quarter. Manager will send Client and the Custodian at the same time a bill showing the amount of Manager's fees, the Account value on which they were based and how they were calculated. The Custodian will send Client a monthly statement showing all amounts paid from the Account, including Manager's fees.

     [ ] Client will be billed directly by Manager and will pay Manager's fees within 30 days of receiving the bill.

     If Manager invests in securities issued by money market funds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.

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Section 9. Proxy Voting

Proxies for securities in the Account should be voted as follows:

     [ ] Client directs Manager not to vote proxies for securities held for the Account.

     [x] Client directs Manager to vote all proxies for securities held for Client's Account in accordance with -

          [x]  Manager's own discretion
                                       or
          [ ]  Client's proxy voting guidelines attached as Schedule C.

     Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account.

     These proxy voting instructions may be changed at any time by notifying Manager in writing.

Section 10. Legal Proceedings

     Manager is not the attorney for, nor will it advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

Section 11. Risk

     Subject to Section 12, the Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

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Section 12. Standard of Care; Limitation of Liability

     Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person.

     Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws, except to the extent Manager negligently fails to comply with written instructions from Client relating to Client's investments to the extent the investments must comply with applicable insurance investment or tax laws .

     Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile or for Client's compliance with applicable tax laws.

     In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

Section 13. Client Directions

     The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person designated on Schedule D, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

     Manager shall be fully protected in relying upon any direction signed or given by a person that is designated on Schedule D hereto, as attested, to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any

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

investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

Section 14. Confidentiality

     Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

Section 15. Non-Exclusive Agreement

     Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager's own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for Client.

     Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees. Manager will treat all clients fairly and equitably.

     If Manager obtains material, non-public information about a security or its issuer that Manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

Section 16. Term of Agreement

     Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. Written notice is complete upon the date(s) of delivery of same via fax transmittal or U.S. mail postage mark. This Agreement will remain in effect until canceled. Termination of this Agreement will not affect (i) the validity of any action that Manager or Client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

Section 17. Agreement Not Assignable

     This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

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Section 18. Governing Law

     The internal law of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

Section 19. Miscellaneous

     If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

Section 20. Notices

     All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail, overnight courier, or facsimile transmission (with a hard copy sent by U.S. mail) to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

Section 21. Representations of Client

     Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and that there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and (e) the assets in the Account are not and are not deemed to be assets of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended. Client agrees to indemnify and hold harmless Manager from all liability and costs (including costs of defense) which may be asserted or incurred by reason of any defect in Clients authority to appoint Manager or any defect in the conduct of Client in making the appointment under this Agreement.


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

Section 22. Representations of Manager

     Manager   represents  and  warrants  that  this  Agreement  has  been  duly authorized, executed and delivered by Manager and is its valid and binding obligation.

Section 23. Disclosure

     Client has received and reviewed a copy of Part II of Manager's Form ADV and a copy of this Agreement.

AGREED TO AND ACCEPTED BY:

GENERAL RE NEW ENGLAND                               PENN-AMERICA INSURANCE
ASSET MANAGER, INC                                   COMPANY
/s/ Gerald T. Lynch                                  By: /s/ Rosemary Ferrero
Gerard T. Lynch                                          Rosemary Ferrero
Its President                                            Vice President,
                                                         Treasurer, Secretary

Pond View Corporate Center                                    420 S York Road
76 Batterson Park Road                                        Hatboro, PA 19040
Farmington, Connecticut 06032

                                                         23-1997049
                                              (Taxpayer identification Number)

                                                    PENN-STAR INSURANCE COMPANY
                                                    By: /s/ Rosemary Ferrero
                                                        Rosemary Ferrero
                                                        Vice President,
                                                        Treasurer, Secretary

                                                              420 S. York Road
                                                              Hatboro, PA 19040


                                                              23-2865367
                                              (Taxpayer Identification Number)

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

                                   SCHEDULE A

ACCOUNT ASSETS.

     A. Managed Assets Client has deposited the following securities. cash and other assets with the Custodian identified below to be managed under this
Agreement:

                            See List attached hereto.

     B. Unmanaged Assets Client also deposited with the Custodian the following assets which are not to be managed under this Agreement:

                    Custodial Account number 32-32-300430029

II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and any Unmanaged Assets will be held by:

PNC Bank, N.A.                    Custodial Account Number: 32-32-3004030011
Institutional Custody Service                               32-32-3004030029
200 Stevens Drive, Suite 425
Lester, PA 19113


III. FEES. Manager's fees for services provided under this Agreement shall be as follows:

Annual fee of .20 of 1% on the first $50 million of market value of invested assets of "Available for Sale" portfolios and .15 of 1% on remaining market value of invested assets of "Available for Sale" portfolios; and .05 of 1% of market value of invested assets of "Held to Maturity" portfolios.

Market values of Penn America Insurance Company and Penn Star Insurance Company are aggregated for fee purposes.

IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for the Account to be executed through the following broker, dealer or bank:

Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.

V. NAME OF CLIENT:                                       VI. DATE:
PENN-AMERICA INSURANCE COMPANY
By: /s/ Rosemary Ferrero                                  4/15/97

                                   SCHEDULE A
ACCOUNT ASSETS.

     A. Managed Assets Client has deposited the following securities, cash and other assets with the Custodian identified below to be managed under this
Agreement:

                            See List attached hereto.

     B. Unmanaged Assets Client also deposited with the Custodian the following assets which are not to be managed under this Agreement:

II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and any Unmanaged Assets will be held by:

PNC Bank, N.A.                      Custodian Account Number 32-32-300-4030053
Institutional Custody Service
200 Stevens Drive, Suite 425
Lester, PA 19113

III. FEES. Manager's fees for services provided under this Agreement shall be as follows:

Annual fee of .20 of 1 % on the first $50 million of market value of invested assets of "Available for Sale" portfolios and .15 of 1% on remaining market value of invested assets of "Available for Sale" portfolios; and .05 of 1% of market value of invested assets of "Held to Maturity" portfolios.

Market values of Penn-America Insurance Company and Penn-Star Insurance Company are aggregated for fee purposes.

IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for the Account to be executed through the following broker, dealer or bank:

Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.

V. NAME OF CLIENT:                                           VI. DATE:
PENN-STAR INSURANCE COMPANY
By: /s/ Rosemary Ferrero                                     4/15/97

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

SCHEDULE B

INVESTMENT GUIDELINES: The investment guidelines to be followed by Manager in managing Client's Account are set forth below:

                                  See attached






NAME OF CLIENT                                       DATE:

PENN-STAR INSURANCE COMPANY

BY: /S/ Rosemary Ferrero                            4/15/97

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
                                   SCHEDULE B
                                INVESTMENT PLAN
                                       OF
                         PENN-AMERICA INSURANCE COMPANY

                Investment Portfolio - Objectives and Guidelines

     The Board of Directors of PENN-AMERICA INSURANCE COMPANY (the "Company") authorizes the Company's officers to engage the services of an Investment Manager who possesses the necessary personnel and research facilities to manage the Company's investment portfolio. The portfolio is a balanced accounting consisting of fixed income obligations, asset based obligations and cash equivalents.

     The policy guidelines for the Investment Portfolio shall be as stated herein, and are subject to modification with Board approval from time to time by the Company after consideration of the advice and recommendations of the Investment Manager.

     Execution of All Trades: It is hereby understood that all investment transactions must have prior approval either written or verbal, of the Chairman of the Investment Committee, Irvin Saltzman, prior to their initiation by the Investment Manager.

                              Investment Portfolio

     The Company's investment portfolio consists of funds allocated and invested in one of two (2) basic forms of investment:

     (A) Money market and analogous cash equivalent funds, awaiting permanent investment into fixed income securities.

     (B) Fixed income securities including United States Government and Agency issues and other issues backed by the full faith and credit of the United States Government, corporate bonds, collateralized mortgage obligations, municipal bonds, preferred stocks, and asset based obligations.

     The Company shall establish percentage allocation ranges for each category, which shall be monitored on a regular, periodic basis and which may be changed from time to time.

                             Investment Objectives

     1. The Company's investment portfolio is to be managed in a conservative, risk adverse style with the objective of achieving long term performance superior to the widely followed market averages.

     2. Primary investment emphasis shall be placed upon consistency of performance, i.e., the achievement of investment objectives in such a manner as to protect the Company's assets from excessive volatility in market value from year to year.

     3.  Significant   investment   emphasis  shall  also  be  placed  upon  the
preservation of the purchasing power of the assets.

     4. Sufficient liquidity shall be maintained to fund any possible corporate outflows related to the property and casualty insurance business.

                          Investment Policy Guidelines

     Assets are to be managed with a view toward achieving the specific investment objectives previously described. Consistency of performance, protection of principal as well as purchasing power and the maintenance of sufficient liquidity, should be the overriding guidelines for the investment portfolio.

     To underscore these considerations, as well as to recognize the fiduciary responsibilities associated with the management of the Company's assets, there are certain characteristics which are expected to be associated with the portfolio and which shall be viewed as guidelines in formulating investment strategies.

                            Fixed Income Securities

     1. Allocations. The target range of investments in fixed income securities is zero percent (0%) to one hundred percent (100%) of the portfolio.

     2. Types of Securities. Funds not invested in cash equivalents shall be invested entirely in marketable debt securities issued by either (a) the United States Government or agencies of the United States Government, (b) assets backed by the full faith and credit of the United States Government, (c) issuers of collateralized mortgage obligations, (d) domestic corporations, including industrials and utilities and preferred stocks issued

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

by said corporation, and (e) domestic banks and other United States financial institutions.

     At least ninety percent (90%) of the portfolio shall be rated A or better. These ratings shall be established by recognized rating services (i.e., Moody's, Standard & Poor's) and reinforced by independent in house credit analysis. An issue which is split rated will be governed by the lower quality designation.

     3. Diversification. Except for Treasury and Agency obligations, the debt portion of the fixed income securities shall contain no more than five percent (5%) of a given issuer (irrespective of the number of differing issues). Other diversification standards shall be developed and applied by the Investment Manager.

     4. Cash Equivalents. At the discretion of the Investment Manager, short term money market funds and/or instruments may represent a material portion of the fixed income securities. However, if commercial paper is used, it must have a minimum quality rating of A 2 or P 2 as established by Moody's or Standard and Poor's. In addition, bankers' acceptances and certificates of deposit must be issued by banks incorporated in the United States.

                                   Exclusions

     The following categories of securities are not permissible for investment in the Company's portfolio without prior written approval:

          (a)  Unregistered or restricted stock;

          (b)  Commodities, including gold or currency futures;

          (c)  Conditional sales contracts

          (d)  Options, including the purchase, sale or writing of options;

          (e)  Margin buying;

          (f)  Short selling;

          (g)  Leasebacks; and

          (h)  Common or preferred stock.

Regulatory and Investment Classification Considerations

     * Risk Based Capital

         The Company, as an insurance entity, is regulated by various state insurance departments, NAIC and A.M. Best. One element of the regulation is risk based capital which has a RBC component related to the investment portfolio. There are three factors which are evaluated by RBC: quality of invested assets, mixed of invested, and affiliate risk. Manager should be aware of the RBC's current factors at all times when evaluating appropriate investment considerations and not participate in any investment decision which would be detrimental to the client's overall Risk Based Capital.

     * Classifications for Fixed Income Securities

         When new securities are purchased for the portfolio, a determination will be made by manager and client as to their appropriate classification, "Held to Maturity" or Available for Sale." This may be done after each purchased transaction or minimally once each quarter. The decision as to the appropriate investment category will be determined after taking into consideration maturity, yield, cash flow requirements, and anticipated changes in interest rates.

4/15/97

                                   SCHEDULE B

INVESTMENT GUIDELINES: The investment guidelines to be followed by Manager in managing Client's Account are set forth below:

                           See attached






NAME OF CLIENT:                                      DATE:
PENN-STAR INSURANCE
COMPANY

/S/ Rosemary Ferrero                                 4/15/97

                                   SCHEDULE B

                                INVESTMENT PLAN
                                       OF
                          PENN-STAR INSURANCE COMPANY

                Investment Portfolio - Objectives and Guidelines

     The Board of Directors of PENN-STAR INSURANCE COMPANY (the "Company") authorizes the Company's officers to engage the services of an Investment Manager who possesses the necessary personnel and research facilities to manage the Company's investment portfolio. The portfolio is a balanced accounting consisting of fixed income obligations, asset based obligations and cash equivalents.

     The policy guidelines for the Investment Portfolio shall be as stated herein, and are subject to modification with Board approval from time to time by the Company after consideration of the advice and recommendations of the Investment Manager.

     Execution of All Trades: It is hereby understood that all investment transactions must have prior approval either written or verbal, of the Chairman of the Investment Committee, Irvin Saltzman, prior to their initiation by the Investment Manager.

                              Investment Portfolio

     The Company's investment portfolio consists of funds allocated and invested in one of two (2) basic forms of investment:

     (A) Money market and analogous cash equivalent funds, awaiting permanent investment into fixed income securities.

     (B) Fixed income securities including United States Government and Agency issues and other issues backed by the full faith and credit of the United States Government, corporate bonds, collateralized mortgage obligations, municipal bonds, preferred stocks, and asset based obligations.

     The Company shall establish percentage allocation ranges for each category, which shall be monitored on a regular, periodic basis and which may be changed from time to time.

                             Investment Objectives

     1. The Company's investment portfolio is to be managed in a conservative, risk adverse style with the objective of achieving long term performance superior to the widely followed market averages.

     2. Primary investment emphasis shall be placed upon consistency of performance, i.e., the achievement of investment objectives in such a manner as to protect the Company's assets from excessive volatility in market value from year to year.

     3.  Significant   investment   emphasis  shall  also  be  placed  upon  the
preservation of the purchasing power of the assets.

     4. Sufficient liquidity shall be maintained to fund any possible corporate outflows related to the property and casualty insurance business.

                          Investment Policv Guidelines

     Assets are to be managed with a view toward achieving the specific investment objectives previously described. Consistency of performance, protection of principal as well as purchasing power and the maintenance of sufficient liquidity, should be the overriding guidelines for the investment portfolio.

     To underscore these considerations, as well as to recognize the fiduciary responsibilities associated with the management of the Company's assets, there are certain characteristics which are expected to be associated with the portfolio and which shall be viewed as guidelines in formulating investment strategies.

                            Fixed Income Securities

     1. Allocations. The target range of investments in fixed income securities is zero percent (0%) to one hundred percent (100%) of the portfolio.

     2. Types of Securities. Funds not invested in cash equivalents shall be invested entirely in marketable debt securities issued by either (a) the United States Government or agencies of the United States Government, (b) assets backed by the full faith and credit of the United States Government, (c) issuers of collateralized mortgage obligations, (d) domestic corporations, including industrials and utilities and preferred stocks issued by said corporation, and (e) domestic banks and other United States financial institutions.

     At least ninety percent (90%) of the portfolio shall be rated A or better. These ratings shall be established by recognized rating services (i.e., Moody's, Standard & Poor's) and reinforced by independent in house credit analysis. An issue which is split rated will be governed by the lower quality designation.

     3. Diversification. Except for Treasury and Agency obligations, the debt portion of the fixed income securities shall contain no more than five percent (5%) of a given issuer (irrespective of the number of differing issues). Other diversification standards shall be developed and applied by the Investment Manager.

     4. Cash Equivalents. At the discretion of the Investment Manager, short term money market funds and/or instruments may represent a material portion of the fixed income securities. However, if commercial paper is used, it must have a minimum quality rating of A-2 or P-2 as established by Moody's or Standard and Poor's. In addition, bankers' acceptances and certificates of deposit must be issued by banks incorporated in the United States.

                                   Exclusions

     The following categories of securities are not permissible for investment in the Company's portfolio without prior written approval:

          (a)  Unregistered or restricted stock;

          (b)  Commodities, including gold or currency futures;

          (c)  Conditional sales contracts;

          (d)  Options, including the purchase, sale or writing of options;

          (e)  Margin buying;

          (f)  Short selling;

          (g)  Leasebacks; and

          (h)  Common  or  preferred   stock.

Regulatory and Investment Classification Considerations

     * Risk Based Capital

         The Company, as an insurance entity, is regulated by various state insurance departments, NAIC and A.M. Best. One element of the regulation is risk based capital which has a RBC component related to the investment portfolio. There are three factors which are evaluated by RBC: quality of invested assets, mixed of invested, and affiliate risk. Manager should be aware of the RBC's current factors at all times when evaluating appropriate investment considerations and not participate in any investment decision which would be detrimental to the client's overall Risk Based Capital.

     * Classifications for Fixed Income Securities

         When new securities are purchased for the portfolio, a determination will be made by manager and client as to their appropriate classification, "Held to Maturity" or Available for Sale." This may be done after each purchased transaction or minimally once each quarter. The decision as to the appropriate investment category will be determined after taking into consideration maturity, yield, cash flow requirements, and anticipated changes in interest rates.

4/15/97

                                   SCHEDULE C

PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager in voting securities held in the Account are set forth below:

(If none, check here (X)










NAME OF CLIENT:                                               DATE:
PENN-AMERICA INSURANCE
COMPANY
Bv:  /s/ Rosemary Ferrero                                   4/15/97

                                   SCHEDULE C

PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager in voting securities held in the Account are set forth below:

(If none, check here (X)













NAME OF CLIENT:                                        DATE:
PENN-STAR INSURANCE COMPANY
By: /s/ Rosemary Ferrero                             4/15/97

                                   SCHEDULE D

                            SECRETARY'S CERTIFICATE

     I, Rosemary R. Ferrero, the Secretary of Penn America Insurance Company (the "Corporation"), a Corporation organized and existing under the laws of the State of Pennsylvania, hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re - New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

Name of Officer                     Title                                     Signature
Irvin Saltzrnan                     Chairman                            /s/ Irvin Saltzman

Jon S. Saltzman                     President and CEO                   /s/ Jon S Saltzman

Rosemary R. Ferrero                 V.P., Treasurer, & Secretary        /s/ Rosemary Ferrero

Greg Miscio                         Controller                          /s/ Greg Miscio

Anne Cullen                         Investment Manager                  /s/ Anne M Cullen


     This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.



(Corporate Seal)           /s/ Rosemary Ferrero               4/15/97
                                  Secretary
                              Rosemary R. Ferrero

                                   SCHEDULE D

                            SECRETARY'S CERTIFICATE

     I, Rosemary R. Ferrero, the Secretary of Penn-Star Insurance Company (the "Corporation"), a Corporation organized and existing under the laws of the State of Pennsylvania, hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

         Name of Officer            Title                               Sign
         Irvin Saltzman             Chairman                           /s/ Irvin saltzman
         Jon S. Saltzman            President and CEO                  /s/ Jon S. Saltzman
         Rosemary R. Ferrero        V.P. Treasurer & Secretary         /s/ Rosemary R Ferrero
         Greg Miscio                Controller                         /s/ Greg Miscio
         Anne Cullen                Investment Manager                 /s/ Anne Cullen

     This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.



         (Corporate Seal)  /s/ Rosemary Ferrero               4/15/97
                                  Secretary
                              Rosemary R. Ferrero